UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2026
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On May 13, 2026, Doximity, Inc. (“Doximity”) issued a press release announcing its financial results for its fiscal quarter and year ended March 31, 2026. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information provided in this Item 2.02 of this Current Report on Form 8-K, and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On May 13, 2026, Doximity, Inc. (the “Company”) announced the appointment of Matthew Sonefeldt as Chief Financial Officer of the Company, effective May 13, 2026. In connection with this appointment, Siddharth Sitaram, Chief Accounting Officer, will continue to serve as the Company’s interim Principal Financial Officer through June 7, 2026. Mr. Sonefeldt will formally succeed Mr. Sitaram as the Company’s Principal Financial Officer (within the meaning of the Securities Exchange Act of 1934, as amended) effective June 8, 2026.
Additionally, the Company announced the appointment of Steven L. Zatz, M.D. as President of the Company, effective May 13, 2026.
Matthew Sonefeldt — Chief Financial Officer
Mr. Sonefeldt, age 46, brings 25 years of experience across investment management, investor relations, business operations, and strategy in the public and private venture markets. He has served at several leading public companies, including most recently as Head of Investor Relations at Docusign, Inc. from December 2024 to April 2026. Prior to Docusign, Mr. Sonefeldt served in multiple leadership roles at Atlassian Corporation Plc from December 2019 to January 2023, including Vice President of Investor Relations and Vice President of Strategy and Business Operations. Before Atlassian, he served as Head of Investor Relations at LinkedIn Corporation from 2011 to 2017. Mr. Sonefeldt also held various leadership roles in venture-backed and asset management companies, including Capital Research, Gusto, and Ethic Investments, and operated his own corporate advisory business. Mr. Sonefeldt holds a B.A. from UCLA and an M.B.A. from Presidio Graduate School.
There are no arrangements or understandings between Mr. Sonefeldt and any other persons pursuant to which he was appointed as the Chief Financial Officer of Doximity. There are no family relationships between Mr. Sonefeldt and any director, executive officer or any person nominated or chosen by Doximity to become a director or executive officer. No information is required to be disclosed with respect to Mr. Sonefeldt pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment as Chief Financial Officer, on May 12, 2026, we entered into an offer letter with Mr. Sonefeldt (the “Offer Letter”). The Offer Letter provides for his at-will employment and sets forth his initial annual base salary of $400,000, a $400,000 annual incentive bonus based on performance goals, an initial equity grant of restricted stock units of the Company’s Class A common stock (“RSUs”) valued at $9,000,000 on the grant date, to vest quarterly over three years, and another RSU grant valued at $3,000,000 on the grant date to vest in equal amounts annually over three years based on performance goals to be established each year. In addition, Mr. Sonefeldt is eligible to participate in our employee benefit health and welfare plans. Mr. Sonefeldt also entered into Doximity’s standard form of indemnification agreement.
Steven L. Zatz, M.D. — President
Dr. Zatz, age 69, is a physician executive with over two decades of leadership experience in digital health and healthcare information technology. Most recently, he served as Chairman and Chief Executive Officer of HealthCentral Corporation from September 2022 to June 2025. Prior to HealthCentral Corporation, Dr. Zatz served in various leadership roles at WebMD Health Corp. from 1999 to 2018, including as President, Chief Executive Officer, and Director in the period from 2013 through 2019, where he led the company’s advertising and sponsorship business and oversaw its Medscape platform. Earlier in his career, Dr. Zatz held executive roles in healthcare technology, including as Chief Executive Officer of Physicians’ Online and as founder of US Quality Algorithms, Inc. Dr. Zatz received his M.D. from Cornell University Medical College and his undergraduate degree from Yale College.

There are no arrangements or understandings between Dr. Zatz and any other persons pursuant to which he was appointed as President of Doximity. There are no family relationships between Dr. Zatz and any director, executive officer or any person nominated or chosen by Doximity to become a director or executive officer. No information is required to be disclosed with respect to Dr. Zatz pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment as President, on May 12, 2026, we entered into an offer letter with Dr. Zatz (the “Offer Letter”). The Offer Letter provides for his at-will employment and sets forth his initial annual base salary of $400,000, a $500,000 annual incentive bonus, to be paid quarterly, based on established performance goals, an initial equity grant of restricted stock units of the Company’s Class A common stock (“RSUs”) valued at $1,000,000 on the grant date, to vest quarterly over one year, and another RSU grant valued at $1,700,000 on the grant date to vest in one year based on established performance goals. In addition, Dr. Zatz is eligible to participate in our employee benefit health and welfare plans. Dr. Zatz also entered into Doximity’s standard form of indemnification agreement.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release entitled “Doximity Announces Fourth Quarter and Fiscal Year 2026 Financial Results dated May 13, 2026”
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2026

DOXIMITY, INC.

By:	/s/ Siddharth Sitaram
Siddharth Sitaram Chief Accounting Officer (Principal Accounting Officer and Interim Principal Financial Officer)